EXHIBIT 10.66

                         GALACTICOMM TECHNOLOGIES, INC.
                               4101 S.W. 47 Avenue
                                    Suite 101
                          Ft. Lauderdale, Florida 33314


                                  June 11, 1998


Dear Prospective Investors

         The purpose of this letter is to advise you that there has been a modification to the settlement of the litigation between DataSafe Publications, Inc. and Galacticomm Technologies, Inc., which is referred to in Section 4(f) of the Stock Subscription Agreement (the "Agreement") dated May 29, 1998. Rather than 253,907 shares of the Company's common stock being issued to DataSafe, a total of 406,251 have been issued pursuant to the settlement.

         Accordingly, we hereby advise you that we are modifying the representation we made in Section 4(f) of the Agreement. The only modification to Section 4(f) is to replace the number 253,907 with the number 406,251.

         Please acknowledge your receipt of this letter and acceptance of the modification to Section 4(f) of the Agreement by signing and dating a copy of this letter and returning it to us as soon as possible. We would appreciate it if you would fax a copy of this letter to us at (954) 587-1417.

         Of course, if you have any questions, please do not hesitate to contact either one of us.

                                                    Sincerely,


/s/ PETER BERG                                      /s/ YANNICK TESSIER
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Peter Berg                                          Yannick Tessier


         The undersigned hereby acknowledges receipt of this letter and accepts the modification to Section 4(f) of the Agreement referred to herein.


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Dated: June _____, 1998                             (Signature)



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